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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 4, 2003


                          STANDARD PACIFIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-0959               33-0475989
 (State or Other Jurisdiction     (Commission           (IRS Employer
       of Incorporation)          File Number)       Identification No.)


            15326 Alton Parkway
            Irvine, California                               92618
  (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required FD Disclosure.

         On January 11, 2001, Standard Pacific Corporation (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 (File No. 333-52732) which, as amended, was declared effective on January 16, 2001; and on March 4, 2003, the Company filed, pursuant to Rule 462(b) under the Securities Act, a related registration statement on Form S-3 (File No. 333-103575) (collectively, the "Registration Statements").

         On March 5, 2003, the Company filed a prospectus supplement to the Registration Statements, dated March 4, 2003, relating to the offering of $125,000,000 principal amount of the Company's 7 3/4% Senior Notes due 2013 (the "Notes"). In connection with the offering and issuance of the Notes, the Company is hereby filing certain exhibits which are incorporated by reference herein, see "Item 7. Financial Statements and Exhibits."

         In addition, on January 29, 2003, the Company entered into a new $450,000,000 unsecured revolving credit facility, which replaced the Company's then existing $450,000,000 unsecured revolving credit facility. Attached hereto as Exhibit 10.1 and incorporated by reference herein is a copy of the Revolving Credit Agreement.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

         The following exhibits are filed with this report on Form 8-K:

Exhibit Number    Description of Exhibit
--------------    ----------------------

1.1 Underwriting Agreement, dated March 4, 2003, by and among the Company and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes.

4.1 Fourth Supplemental Indenture, dated as of March 4, 2003, by and between the Company and Bank One Trust Company, N.A., as trustee.

5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

10.1 Revolving Credit Agreement, dated January 29, 2003, by and among the Company and the lenders named therein.

12.1              Statement re: Computation of Ratio of Earnings to Fixed
                  Charges.

23.1              Consent of Gibson, Dunn & Crutcher LLP (included as part of
                  Exhibit 5.1).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2003

                                STANDARD PACIFIC CORPORATION

                                By:   /s/ Andrew H. Parnes
                                    ----------------------
                                Name: Andrew H. Parnes
                                Its:  Senior Vice President-Finance and Chief
                                      Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit
--------------             ----------------------

1.1 Underwriting Agreement, dated March 4, 2003, by and among the Company and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes.

4.1 Fourth Supplemental Indenture, dated as of March 4, 2003, by and between the Company and Bank One Trust Company, N.A., as trustee.

5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

10.1 Revolving Credit Agreement, dated January 29, 2003, by and among the Company and the lenders named therein.

12.1                 Statement re: Computation of Ratio of Earnings to Fixed
                     Charges.

23.1                 Consent of Gibson, Dunn & Crutcher LLP (included as part of
                     Exhibit 5.1).

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